EXHIBIT (10)(g)

                 [FORM OF WARRANT CERTIFICATE TO BE UTILIZED FOR
                     FOUNDERS COMMON STOCK PURCHASE WARRANT]


                                FOUNDERS WARRANT

                          For the Purchase of ________
                     Shares of Common Stock, Par Value $.01
                                  Per Share of

                     GATEWAY AMERICAN PROPERTIES CORPORATION
                             a Colorado corporation



      This is to certify that, for value received, ___________________________, ("Warrant Holder") or registered assigns, is entitled, subject to the terms and conditions hereinafter set forth, commencing ________________________ and on or before the expiration date specified herein, but not thereafter, to purchase the number of shares set forth above of Common Stock, of the par value of $.01 per share (the "Shares") of GATEWAY AMERICAN PROPERTIES CORPORATION (the "Company") from the Company at the purchase price of $4.50 per Share, and to receive a certificate or certificates for the Shares so purchased, upon presentation and surrender of this Warrant to American Securities Transfer & Trust, Inc., Denver, Colorado, as Warrant Agent, with the form of subscription duly executed, and accompanied by payment of the purchase price of each Share purchased either in cash or by certified or bank cashier's check payable to the order of "American Securities Transfer & Trust, Inc. - Warrant Agent". This Warrant shall be void and no longer exercisable unless extended by a written instrument made and executed by the Company and delivered to the registered holder hereof, at midnight, ____________, 2002.

      The Company covenants and agrees that all Shares which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof hereunder, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per Share of the Shares is at all times equal to or less than the Warrant purchase price per Share of the Shares issuable pursuant to this Warrant.

      The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof in whole at any time, or in part from time to time, within the period above specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Share. In case of the purchase of less than all of the Shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the Shares purchasable hereunder.

      The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended, with respect to such securities is effective, unless the Company receives an opinion of counsel, satisfactory to the Company's counsel that an exemption from registration is available. The Company has covenanted and agreed that it will file a registration statement with respect to the Common Stock of the Company which underlies this Warrant and all like Warrants and will use its best efforts to cause the same to become effective and to keep such registration statement current while any of the Warrants are outstanding. This Warrant shall not be exercisable by a Warrant Holder in any state where such exercise would be unlawful.

      This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement") dated _________________, 1997 between the Company and the Warrant Agent.

      The Common Stock Purchase Warrants of GATEWAY AMERICAN PROPERTIES CORPORATION represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or any state statutes. Such Warrants have been acquired by the Warrant Holder for his own account, for investment, and may not be sold or transferred in the absence of an effective registration statement for such Warrants under the Securities Act of 1933, as amended (and various state securities statutes as required), or the receipt by GATEWAY AMERICAN PROPERTIES CORPORATION of an opinion of its legal counsel to the effect that registration of such Warrants in connection with any such transaction is not required under the Securities Act of 1933, as amended, or applicable state securities statutes.

      The number of Shares purchasable upon the exercise of this Warrant and the purchase price per Share shall be subject to adjustment from time to time as set forth herein.

      The Company agrees at all times to reserve or hold available a sufficient number of Shares to cover the number of Shares issuable upon the exercise of this and all other Warrants of like tenor then outstanding.

      This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

      This Warrant is exchangeable upon the surrender hereof by the registered owner to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Shares as shall be designated by the registered owner at the time of such surrender.

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

      Subject to the provisions hereof, this Warrant and all rights hereunder are transferable by the registered owner hereof in person or by his duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered owner of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signatures of its duly authorized officers and the corporate seal hereunder affixed.

      Dated:  _________________, 1997


                                          GATEWAY AMERICAN PROPERTIES
                                          CORPORATION, a Colorado corporation



                                          By___________________________________
                                            Harvey E. Deutsch, President

ATTEST:



--------------------------------------
Joel H. Farkas,  Secretary




(CORPORATE SEAL)


                                          Countersigned by

                                          AMERICAN SECURITIES  TRANSFER & TRUST,
                                          INC., as Warrant Agent



                                          By___________________________________
                                            Its________________________________


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
                                   ASSIGNMENT


(To be executed by the registered holder to effect a transfer of the foregoing Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto _________________________________________________________________ this
Warrant and the rights represented thereby to purchase Shares in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint _____________________________ his attorney to transfer this Warrant on the books of the Company, with full power of substitution.

      Dated:  ___________________________


                              Signed:  ________________________________________


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
                                SUBSCRIPTION FORM


            (To be executed by the registered holder to exercise the right to purchase Shares evidenced by the foregoing Warrant)


GATEWAY AMERICAN PROPERTIES
 CORPORATION
c/o American Securities
 Transfer & Trust, Inc.
Suite 444
1825 Lawrence Street
Denver, CO  80202-1817

      The undersigned hereby irrevocably subscribes for _______________ Shares of Common Stock of GATEWAY AMERICAN PROPERTIES CORPORATION pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment of $_______________ therefor, and requests that a certificate evidencing ownership of such Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and, if such number of Shares shall not be all of the Shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder be delivered to the undersigned at the address stated below.

Dated:  ___________________________

                              Signed:  ________________________________________

                              Address: ________________________________________

                                       ________________________________________


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